UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

Schrödinger, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware		95-4284541
(State or other jurisdiction of incorporation or organization)	001-39206 (Commission File Number)	(I.R.S. Employer Identification No.)

120 West 45th Street, 17th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 295-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

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Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On April 5, 2021, Schrödinger, Inc. (the “Company”) entered into an Office Lease Agreement (the “Lease”) with SPUSV5 1540 Broadway, LLC, a Delaware limited liability company (the “Landlord”), pursuant to which the Company will lease approximately 108,849 square feet of office space located at 1540 Broadway, New York, New York for its corporate headquarters.

Under the terms of the Lease, subject to specified exceptions, including an initial 16 month rent abatement period (the “Rent Abatement Period”), the Company will pay an initial annual base rent of (i) $7,619,430, or $634,952.50 per month, for the first 60 months following the Rent Abatement Period, (ii) $8,272,524, or $689,377 per month, for months 61 through 120 following the Rent Abatement Period, and (iii) $8,925,618, or $743,801.50 per month, for months 121 through 180 following the Rent Abatement Period. In addition, the Company has agreed to pay its proportionate share of the Landlord’s annual operating expenses associated with the premises in excess of certain base year thresholds, calculated as set forth in the Lease.

The term of the Lease will continue until January 1, 2038, subject to specified adjustments. The Company has an option to renew the Lease for one additional term of five years. If exercised, rent during the renewal term will be at the then-prevailing fair market rental rate as defined in the Lease.

The Landlord has the right to terminate the Lease upon specified events of default, including the Company’s failure to pay rent in a timely manner and upon the occurrence of certain events of insolvency with respect to the Company. Under limited circumstances, the Company may also early terminate the Lease upon the tenth anniversary of the commencement date of the Lease.

The foregoing is a summary description of certain terms of the Lease, is not complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1	Office Lease Agreement, dated April 5, 2021, by and between the Registrant and SPUSV5 1540 Broadway, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: April 8, 2021	By:	/s/ Joel Lebowitz
Joel Lebowitz
Chief Financial Officer

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